EXHIBIT 10.1 DIXIE GROUP, INC. Omnibus Equity Incentive Plan 1. Purpose. The primary purposes of the Omnibus Equity Incentive Plan are to attract, retain and motivate employees, officers, agents or other eligible plan participants, including non- employee directors of the Company, and to compensate them for their contributions to the growth and profits of the Company. 2. Definitions. Except as otherwise provided in an applicable Award Document, the following capitalized terms shall have the meanings indicated below for purposes of the Plan and any Award: “Administrator” means the Committee or any subcommittee or individual appointed by the Committee to administer the Plan. “Award” means any Award of Restricted Stock, Stock Units, Performance Units, Options, Cash or Other Awards (or any combination thereof) made under and pursuant to the terms of the Plan. “Award Date” means the date specified in a Participant’s Award Document as the grant date of the Award. “Award Document” means a written document (including in electronic form) that sets forth the terms and conditions of an Award. Award Documents shall be authorized in accordance with Section 11(c). “Board” means the Board of Directors of The Dixie Group, Inc. “Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings, regulations and guidance thereunder. “Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee of the Board appointed by the Board to administer the Plan or to have authority with respect to the Plan, or any subcommittee appointed by such Committee. “Company” means The Dixie Group, Inc. and all of its Subsidiaries. “Eligible Individuals” means the individuals described in Section 6 who are eligible for Awards. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder. “Fair Market Value” means, with respect to a Share, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee.

“Incentive Stock Option” or “ISO” means an Option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Document. “Option” or “Stock Option” means a right, granted to a Participant pursuant to Section 9, to purchase Shares of The Dixie Group, Inc. common stock (Common Stock and Class B Common Stock). “Other Award” means any other form of Award authorized under Section 12. “Participant” means an individual to whom an Award has been made. “Plan” means the Dixie Group, Inc. Omnibus Equity Incentive Plan, as amended from time to time in accordance with Section 14(e). “Restricted Stock” means Shares granted or sold to a participant pursuant to Section 7. “Section 409A” means Section 409A of the Code. “Shares” means shares of Stock. “Stock” means the Common Stock, Par Value $3.00 per share, of The Dixie Group, Inc., and, where permitted under the Plan, the Class B Common Stock, $3.00 Par Value per share of The Dixie Group, Inc. “Stock Unit” means a right, granted to a Participant pursuant to Section 8, redeemable in shares or cash, as authorized by the Committee. “Subsidiary” means (i) a corporation or other entity with respect to which the Dixie Group, Inc. directly or indirectly, has the power, whether through the ownership of securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body, or any other corporation or other entity in which the Dixie Group, Inc. directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan. 3. Effective Date. (a) Effective Date. The Plan shall become effective upon its adoption by the Board, subject to its approval by The Dixie Group Inc.’s stockholders. Prior to such stockholder approval and subject to applicable regulatory limitations, the Committee may grant Awards conditioned on stockholder approval, but no shares may be issued or delivered pursuant to any such Award until The Dixie Group, Inc.’s stockholders have approved the Plan. If such stockholder approval is not obtained the Plan and any awards made thereunder shall terminate ab initio and be of no further force and effect. (b) Term of Plan. No awards may be made after May 4, 2032.

4. Stock Subject to Plan. (a) Overall Plan Limit. The total number of Shares that may be delivered pursuant to Awards shall be 1,300,000 as calculated pursuant to Section 4(c). the number of Shares available for delivery under the Plan shall be adjusted as provided in Section 4(b). Shares delivered under the Plan may be authorized but unissued shares or treasury shares that the Company acquires in the open market, in private transactions or otherwise. (b) Adjustments for Certain Transactions. In the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend or distribution, split-up, spin-off, combination, reclassification or exchange of shares, warrants or rights or other change in corporate structure or any other event that affects the Company’s capitalization, the Committee shall have the authority to equitably adjust (i) the number and kind of Shares authorized for delivery under the Plan, including the maximum number of shares available for Awards and Options as provided in Section 4(d), the maximum number of Incentive Options as provided in Section 4(e) and (ii) the number and kind of shares subject to any outstanding Award and the purchase price per share, if any, under any outstanding Award. The Committee shall make all such adjustments, and its determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless the Committee determines otherwise, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject. (c) Calculation of Shares Available for Delivery. In calculating the number of Shares that remain available for delivery pursuant to Awards at any time, the following rules shall apply (subject to the limitation in Section 4(e)): (1) the number of Shares available for delivery shall be reduced by the number of shares subject to an Award and, in the case of an Award that is not denominated in Shares, the number of Shares actually delivered upon payment or settlement of the Award. (2) the number of Shares tendered (by actual delivery or attestation) or withheld from an Award to pay the exercise price of the Award or to satisfy any tax withholding obligation or liability of a Participant shall be added back to the number of Shares available for delivery pursuant to Awards. (3) the number of Shares in respect of any portion of an Award that is canceled or that expires without having been paid or settled by the Company shall be added back to the number of Shares available for delivery pursuant to clause (1). (4) If an Award is settled or paid by the Company in whole or in part through the delivery of consideration other than Shares, or by delivery of fewer that the full number of Shares that was counted against the Shares available for delivery pursuant to clause (1), there shall be added back to the number of shares available for delivery pursuant to Awards the excess of the number of Shares that had been so counted over the number of shares (if any) actually delivered upon payment or settlement of the Award. (d) Individual Limit on Options. The maximum number of Shares that may be subject to Options granted to a Participant in any fiscal year shall be 150,000 Shares.

(e) ISO Limit. In calculating the number of Shares that remain available for Awards of Incentive Stock Options, the rules set out in Section 4(c) shall not apply to the extent not permitted by Section 422 of the Code. 5. Administration. (a) Committee Authority Generally. The Committee shall administer the Plan and shall have full power and authority to make all determinations under the Plan, subject to the express provisions hereof, including, without limitation: (i) to select participants from among the Eligible Individuals; (ii) to make Awards; (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award; to establish the terms and conditions of each Award, including, without limitation, those related to vesting, cancellation, payment, exercisability, and the effect, if any, of certain events on a Participant’s Awards, such as the Participant’s termination of employment with the Company; (v) to specify and approve the provisions of the Award Documents; (vi) to construe and interpret any Award Document; (vii) to prescribe, amend and rescind rules and procedures relating to the Plan; (viii) to make all determinations necessary or advisable in administering the Plan and Awards, including, without limitation, determinations as to whether (and if so as of what date) a Participant has commenced, or has experienced a termination of, employment; provided, however, that to the extent full or partial payment of any Award that constitutes a deferral of compensation subject to Section 409A is made upon or as a result of a participant’s termination of employment, the Participant will be considered to have a termination of employment if, and only if, the participant has experienced a separation of service for purposes of Section 409A; (ix) to vary the terms of Awards to take account of securities law and other legal or regulatory requirements of jurisdictions in which Participants work or reside or to procure favorable tax treatment for participants; and (x) to formulate procedures necessary or advisable for the administration of the Plan. (b) Authority to Construe and Interpret. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan. (c) Committee Discretion. All of the Committee’s determinations in carrying out, administering, construing, and interpreting the Plan shall be made or taken in its sole discretion and shall be final, binding and conclusive for all purposes and upon all persons. The Committee’s determinations need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Award Documents, as to persons receiving Awards under the Plan, and the terms and provisions of Awards under the Plan. (d) No Liability. Subject to applicable law: (i) no member of the Committee or any Administrator shall be liable for anything whatsoever in connection with the exercise of authority under the Plan or the administration of the Plan except such person’s own willful misconduct; (ii) under no circumstances shall any member of the Committee or any Administrator be liable for any act or omission of any other member of the Committee or an Administrator; and (iii) in the performance of its functions with respect to the Plan, the Committee and any Administrator shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in good faith reliance upon any such advice. 6. Eligibility. All “employees” of the Company- within the SEC’s broad definition set forth in the instructions to the Form S-8 registration statement, which includes, employees, officers, directors and (subject to certain restrictions) consultants and advisors to the Company- are eligible to receive Awards under the Plan. Participation is discretionary- Awards are subject to approval by the Committee. 7. Restricted Stock. An Award of Restricted Stock shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. Restricted Stock may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under certain circumstances. Notwithstanding any other provision herein to the contrary, the maximum number of shares of restricted stock that may be granted to any one participant (other than a non-employee director) during any fiscal year under the plan shall be 330,000 and the maximum number of shares of restricted stock that may be granted to any non-employee director in any one fiscal year shall be 20,000. Limits on option awards shall be governed by section 9, hereof. 8. Stock Units. A stock Unit is an Award denominated in Shares that may be settled either in Shares and or in cash, or partly in cash and partly in Shares subject to terms and conditions determined by the Compensation Committee. 9. Options. (a) Options Generally. An Award of Options shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. The Committee shall establish (or shall authorize the method for establishing) the exercise price of all Options awarded under the Plan, except that the exercise price of an option shall not be less than 100% of the Fair market Value of one share on the Award Date (110% in the case of a 10% Shareholder). Upon satisfaction of the conditions to exercisability of the Award, a Participant shall be entitled to exercise the Options included in the Award and to have delivered, upon the Company’s receipt of payment of the exercise price and completion of any other conditions or procedures specified by the Company, the number of shares in respect of which the Options shall have been exercised. Options may be either nonqualified stock options or Incentive Stock Options. Options and the Shares acquired upon exercise may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances. (b) Prohibition on Repricing. Anything in the Plan to the contrary notwithstanding, the committee may not reprice any Option. “Reprice” means any action that would have the effect of reducing the exercise price of such Option. (c) Payment of Exercise Price. Subject to the provisions of the Applicable Award Document and to the extent authorized by the Company from time to time, the exercise price of an Option may be paid in cash, by actual delivery of Shares already owned by the person exercising the Option, or by such other means as the Company may authorize. (d) Maximum Term on Options. No Incentive Stock Option shall have an expiration date that is later than the tenth anniversary of the Award Date thereof. 10. Certain Restrictions. (a) Stockholder Rights. Except as otherwise provided in Section 4(b) or 12(b), no adjustments shall be made for dividends or distributions on, or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered. Except for the risk of cancellation and the restrictions on transfer that may apply to certain Shares (including restrictions relating to any dividends or other rights) or as otherwise set forth in the applicable Award Document, the Participant shall be the beneficial owner of any Shares delivered to the Participant in connection with an Award and, upon such delivery shall be entitled to all rights of ownership, including, without limitation, the right to vote the Shares and to receive cash dividends or other dividends (whether in Shares, other securities or other property) thereon. (b) Transferability. No Award granted under the Plan shall be transferable, whether voluntarily or involuntarily, other than by will or by the laws of descent and distribution; provided that, except with respect to Incentive Stock Options, the Committee may permit transfers on such terms and conditions as it shall determine. During the lifetime of a Participant to whom Incentive Stock Options were awarded, such Incentive Stock Options shall be exercisable only by the Participant. 11. General Terms and Provisions. (a) Awards in General. Awards may be granted as an award of cash, as Shares, as Restricted Stock, as a Performance Award, as Options or as Stock Units. Awards may be granted independent of other Awards. The grant, vesting or payment of an Award may, among other things, be conditioned on the attainment of performance objectives as established by the Committee. (b) Dividends and Distributions. If the Company pays any dividend or makes any distribution to holders of Stock the Committee may in its discretion authorize payments) which may be in cash, Stock (including Restricted Stock) or Stock Units or a combination thereof) with respect to the Shares corresponding to an Award, or may authorize appropriate adjustments to outstanding Awards, to reflect such dividend or distribution. The Committee may make any such payments subject to vesting, deferral, restrictions on transfer or other conditions. Any determination by the Committee will be part of the terms and conditions of the Award. (c) Award Documentation and Award Terms. The terms and conditions of an Award shall be set forth in an Award Document authorized by the Committee. The Award Document shall include any vesting, exercisability, payment, and other restrictions applicable to an Award (which may include, without limitation, the effects of termination of employment, cancellation of the Award under certain circumstances, restrictions on transfer or provision for mandatory resale to the Company).

(d) Proportional Exercise for Common Stock and Class B Common Stock. All awards granted under the Plan shall be documented with reference to the number of shares of Common Stock subject to such Award; provided, however, that any participant who already owns shares of Class B Common Stock shall be entitled to elect to receive shares of both Common Stock and Class B Common stock with respect to such Award, with the maximum number of shares of Class B Common Stock that the Participant may elect to receive being limited to a number that will not increase the ratio of the number of shares of Class B common Stock held by the Participant to the total number of shares of Common Stock and Class B Common Stock held by such participant on the Election Date. For any Award which is an ISO or non-qualified Stock Option (or portion thereof, in the case of Options which vest over time), the Election Date shall be the date on which such Award (or any applicable portion of such Award) is exercised, unless the Participant chooses to express such election on the date of grant. For any Award of Restricted Stock, the Election Date shall be the date on which the Award is granted. Any Participant who holds shares of Class B Common stock and fails to make the applicable election will only receive shares of Common Stock with respect to such Award. References to Common Stock shall where applicable be deemed to include Class B Common Stock, unless otherwise indicated. (e) Voting. Participants shall have the right to vote shares of Common Stock and Class B Common stock allocated to an Award of Restricted Stock. 12. Representation; Compliance with Law. The Committee may condition the grant, exercise, settlement or retention of any Award on the Participant making any representations required in the applicable Award Document. Each Award shall also be conditioned upon the making of any filings and the receipt of any consents or authorizations required to comply with, or required to be obtained under, applicable law. 13. Miscellaneous Provisions. (a) Satisfaction of Obligations. As a condition to the making or retention of any Award, the vesting, exercise or payment of any Award or the lapse of any restrictions pertaining thereto, The Dixie Group, Inc. may require a Participant to pay such sum to the Company as may be necessary to discharge the Company’s obligations with respect to any taxes, assessments or other governmental charges (including FICA and other social security or similar tax) imposed on property or income received by a Participant pursuant to the Award or to satisfy any obligation that the Participant owes to the Company. In accordance with rules and procedures authorized by The Dixie Group, Inc., (i) such payment may be in the form of cash or other property, including the tender of previously owned Shares, and (ii) in satisfaction of such taxes, assessments or other governmental charges or, exclusively in the case of an Award that does not constitute a deferral of compensation subject to Section 409A, of other obligations that a Participant owes to the Company, The Dixie Group, Inc. may make available for delivery a lesser number of Shares in payment or settlement of an Award, may withhold from any payment or distribution of an Award or may enter into any other suitable arrangements to satisfy such withholding or other obligation. To the extent an Award constitutes a deferral of compensation subject to Section 409A, the Company may not offset from the payment of such Award amounts that a Participant owes to the Company with respect to any such other obligation except to the extent such offset is not prohibited by Section 409A and would not cause a Participant to recognize income for United States federal income tax purposes prior to the time of payment of the Award or to incur interest or additional tax under Section 409A. (b) No Right to Continued Employment. Neither the Plan nor any Award shall give rise to any right on the part of any Participant to continue in the employ of the Company. (c) Headings. The headings of sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan. (d) Governing Law. The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Tennessee, without regard to any conflicts or choice of law, rule or principle that might otherwise refer the interpretation of the award to the substantive law of another jurisdiction. (e) Amendments and Termination. The Board or Committee may modify, amend, suspend or terminate the Plan in whole or in part at any time and may modify or amend the terms and conditions of any outstanding Award (including by amending or supplementing the relevant Award Document at any time); provided, however, that no such modification, amendment, suspension or termination shall, without a Participant’s consent, materially adversely affect that Participant’s rights with respect to any Award previously made; and provided, further, that the Committee shall have the right at any time, without a Participant’s consent and whether or not the Participant’s rights are materially adversely affected thereby, to amend or modify the Plan or any Award under the Plan in any manner that the Committee considers necessary or advisable to comply with any law, regulation, ruling, judicial decision, accounting standards, regulatory guidance or other legal requirement. Notwithstanding the preceding sentence, neither the Board nor the Committee may accelerate the payment or settlement of any Award, including, without limitation, any Award subject to a prior deferral election, that constitutes a deferral of compensation for purposes of Section 409A except to the extent such acceleration would not result in the Participant incurring interest or additional tax under Section 409A.